Rule 497(d)

                                     FT 734

                   Preferred Income Portfolio, Series 13

               Supplement to the Prospectus dated June 4, 2003


         Notwithstanding anything to the contrary in the Prospectus, all shares of Sears Roebuck Acceptance, 7.40%, Due 02/01/2043 have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

November 17, 2003